Exhibit 99.3

TECHNICAL SUPPORT SERVICES AGREEMENT

This Technical Support Services Agreement (“Agreement”) is entered into as of May 30, 2008 (“Effective Date”) by and between International Isotopes, Inc., a Texas corporation (the “Company”), and Sequoyah Fuels Corporation, a Delaware corporation (“SFC”).

BACKGROUND

The Company and SFC are parties to that certain Asset Purchase Agreement, dated as of May 30, 2008 (the “Asset Purchase Agreement”).  Pursuant to the terms and conditions of the Asset Purchase Agreement and consummation of the transactions contemplated thereby (the "Transaction"), the Company is purchasing from SFC and SFC is selling to the Company certain Acquired Assets (as such term is defined in the Asset Purchase Agreement).  As part of the Transaction, SFC has agreed to perform certain technical services to support the Acquired Assets, the terms and conditions of which are described in this Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

AGREEMENT

1.

Services.

(a)

SFC agrees to provide to the Company a maximum of five hundred (500) hours of technical support services related to the Acquired Assets (the “Services”).  When the Company requires Services to be performed, the Company will submit a written request for Services to SFC (the “Request”).  The specific details of the Services will be set forth in each Request.

(b)

If SFC is unable to perform some or all of the Services, it will provide the Company a written notice of its inability to perform the Services within one (1) week of receipt of the Company’s Request, detailing the specific Services it cannot perform (the "Notice").  Upon delivery of the Notice to the Company, SFC shall have no obligation to perform the Services referred to in the Notice.  In the absence of the Notice, SFC's consent to perform the Services will be deemed.

(c)

SFC will provide personnel on its staff with the experience, qualifications and education appropriate for performing the Services, provided that the Company shall have sole discretion to approve or disapprove such personnel.  If the Company disapproves of certain personnel, SFC will provide alternate personnel to provide the Services.  Notwithstanding the foregoing, SFC is not obligated to keep appropriate personnel on staff and its inability to provide personnel acceptable to the Company shall not be deemed a breach of this Agreement.

(d)

Nothing herein shall be deemed to restrict Company or its directors, officers or employees from engaging in any business, or from contracting with other parties, for similar or different services.

2.

Supplemental Requests.  Each Request will be deemed a part of this Agreement.  Unless otherwise agreed, the terms and provisions of this Agreement will govern Requests.

3.

Compensation and Expenses.

(a)

Compensation.  The parties acknowledge that this Agreement is part and parcel of the Transaction, the Company would not have entered into the Asset Purchase Agreement without this Agreement and that consummation of the Transaction is adequate consideration for the Services.

(b)

Expenses.  The Company will reimburse SFC for all reasonable expenses incurred by SFC in connection with SFC’s performance of the Services under this Agreement, such as travel, lodging and meals, which have been approved in writing by the Company prior to the incurrence of such expenses by SFC, provided, however, approval by the Company of SFC’s expenses shall not be unreasonably withheld or delayed. Without limiting the foregoing, the Company will not pay any of SFC’s expenses related to SFC’s offices or other fixed costs.

(c)

Monthly Invoices.  SFC will invoice the Company monthly for prior written approved expenses incurred during the preceding monthly period.  The invoice will detail the work performed and approved expenses incurred during such period.  Company will pay the invoices within thirty (30) days after receipt.

4.

Records.  SFC will keep accurate books and records with respect to the hours spent and expenses incurred in connection with the Services, and the Company will be permitted to inspect such books and records with respect to such time and expenses, provided, however, such inspection shall be performed during reasonable business hours and upon reasonable notice by the Company or its representatives to SFC.

5.

Term and Termination.

(a)

Term.  This Agreement will commence as of the Effective Date and continue uninterrupted until the sooner to occur of (i) five (5) years from the Effective Date or (ii) SFC has rendered five hundred (500) hours of Services, unless sooner terminated by mutual agreement of the parties or as otherwise provided herein.

(b)

Termination.  The Company may terminate this Agreement at any time after the commencement of the Services by providing ninety (90) days’ written notice to SFC.  Notwithstanding the foregoing, each party may terminate this Agreement upon 30 days written notice to the other party in the event (i) the breaching party has materially breached its obligations under this Agreement and such breach has not been cured within 30 days from the receipt of a written notice from non-breaching party concerning the breach; (ii) either party assigns this Agreement or any right hereunder without the prior written consent of the other party, (iii) either party fails to pay its bills as they come due or otherwise becomes subject to the bankruptcy or insolvency laws of any jurisdiction, or (iv) there is willful misconduct, wrongful act, neglect or bad faith on the part of either party, its officers, agents or employees.

(c)

Effect of Termination.  Upon termination of this Agreement, SFC shall be entitled, in accordance with Section 3 of this Agreement, to reimbursement for approved expenses incurred through the effective date of termination.  SFC shall not be entitled to compensation for any expenses incurred after the effective date of such termination or for expenses incurred between the date of the notice of termination and the effective date of termination unless such expenses were approved in advance by Company.  Further, upon expiration or termination of this Agreement, each party will promptly return to the other party all computer programs, files, documentation, media related material, and any other material or materials constituting or evidencing Confidential Information (as defined below) that is property of the disclosing party.

6.

Confidentiality; Ownership.

(a)

Definition of Confidential Information.  For purposes of this Agreement, “Confidential Information” includes all trade secrets and confidential information, including software (both source and object code) and documentation, algorithms, development techniques, support techniques, methodologies, formulae, business plans, research and development strategies, customer names and lists, work product resulting from or related to the Services, internal personnel, financial, marketing and other business information, and product and service prices, as well as know-how and proprietary information related to the foregoing that is developed by either party pursuant to this Agreement (collectively, the “Confidential Information”). The term “Confidential Information” does not include information (i) which is, at the time of disclosure, in the public domain; (ii) which, after disclosure, enters the public domain, except where such entry is the result of a breach of this Agreement or another confidentiality agreement; (iii) which, prior to the disclosure, was already known to the receiving party; (iv) which is independently developed by agents, employees or representatives of the receiving party who did not have access to the Confidential Information; or (v) is required to be disclosed by applicable law or in connection with obtaining a regulatory approval or certification contemplated by this Agreement (provided that the receiving party provides the disclosing party with advance written notice so that the disclosing party will have sufficient time to seek confidential treatment or a protective order prior to such disclosure).

(b)

Receipt of Confidential Information.  Each party acknowledges (i) that in the course of performance obligations under the terms of this Agreement, either party may learn of the Confidential Information of the other party or otherwise have access to such Confidential Information, (ii) that Confidential Information of each party constitutes highly valuable assets of such party, and (iii) that disclosure of such Confidential Information to competitors of the other party would cause undue harm to the party whose Confidential Information is disclosed.

(c)

Nondisclosure.

(i)

Each party shall retain in strict confidence and shall make no use of the Confidential Information disclosed to such party other than as allowed by the terms of this Agreement, shall not divulge, disseminate, or disclose to any third party the Confidential Information, other than in the furtherance of the business purposes of the disclosing party and at the express, written request of the disclosing party.

(ii)

Each party may disclose the Confidential Information to persons employed by such party, including directors, officers and independent contractors (collectively, “Recipient Employees”) on a “need to know” basis only.  Each party shall inform all Recipient Employees who have access to the Confidential Information that such Confidential Information is confidential and proprietary to the disclosing party.  Each party shall: (A) notify the other party immediately of any unauthorized possession, use, or knowledge of the Confidential Information; (B) promptly furnish full details of such possession, use, or knowledge to the disclosing party; and (C) cooperate with the disclosing party in any effort or litigation against third parties as may be deemed necessary by the disclosing party to protect its proprietary rights in the Confidential Information.

(d)

Ownership.  Any methods, developments, know-how, inventions, and/or improvements (including software) whether or not patentable or subject to copyright protection (including any of SFC’s Confidential Information), all computer programs, including any source code, object code, enhancements and modifications, all files, including input and output materials, all documentation related to such computer programs and files, all media upon which any such computer programs, files, and documentation are located, including tapes, disks, and other storage media, and all related materials (collectively, the “Developed Property”) that are developed by SFC in connection with the performance of the Services after the Effective Date  shall be and remain the property of SFC, subject to existing third party rights or restrictions.

(e)

Proprietary Rights.  All right, title and interest to all copyrights and other proprietary rights, including all patents, trademarks, moral rights, trade secrets rights with respect to any work including any inventions, discoveries, concepts, ideas, or information (“Proprietary Rights”) conceived by SFC with respect to the Developed Property shall remain the property of SFC.  All right, title and interest to all the Proprietary Rights conceived by the Company with respect to the Company’s Developed Property shall remain the property of the

Company.

(f)

Employee Agreements.  Each party shall cause all of its employees, agents, shareholders, members, directors, managers, partners, and representatives to comply with the provisions of this Section 6.  All of the employees or agents of either party performing any part of the obligations under the terms of this Agreement shall sign a confidentiality agreement, if requested by the other party and in a form approved by such other party.

7.

Injunctive Relief.  If any party violates any of the provisions of this Agreement, including Section 6, the other party (in addition to any other and additional rights or remedies it may have at law, in equity, or by statute) shall be entitled to immediate and permanent injunctive relief.  The parties acknowledge that the damages that either party would sustain upon such violation are difficult or impossible to ascertain in advance.  The posting of a bond or of other security will not be required as a pre-condition to such injunctive relief.

8.

Representations and Warranties.  To induce the Company to enter into this Agreement, SFC represents and warrants to the Company that, in SFC’s performance of the Services hereunder, SFC will not use or disclose any trade secrets or any other confidential or proprietary information of, nor breach an obligation of SFC to, any third party.  In addition, SFC represents and warrants to the Company that SFC is not a party to any agreement and has no obligations that would prohibit SFC from engaging in the Services or that might in any way affect SFC’s ability to use its best efforts to carry out the provisions of this Agreement.  SFC warrants that the Services provided hereunder, will not violate or in any way infringe upon the rights of third parties, including property, contractual, employment, trade secrets, proprietary information, privacy or publicity and non-disclosure rights, or any trademark, copyright or patent rights.  SFC agrees that the Company will have the right to pursue any and all available remedies including those enumerated in Section 7 of this Agreement.

9.

General.

(a)

Assignment.  Neither this Agreement nor any rights hereunder or interest herein may be assigned or transferred by either party without the prior written consent of the other party hereto.

(b)

Subcontracting. No obligations of SFC hereunder may be subcontracted or otherwise delegated by SFC without express prior written consent of the Company.  Any attempted subcontracting contrary to the foregoing sentence will be void ab initio.

(c)

Status of SFC.  SFC enters this Agreement as and intends to continue to be an independent contractor.  None of the provisions of this Agreement will be interpreted or deemed to create any relationship between such parties other than that of independent contractors.

(d)

Compliance With Law.  SFC will give all necessary notices, secure all necessary permits, and comply with all applicable laws, ordinances, rules, and regulations relating to providing the Services under the terms of this Agreement.

(e)

Standard of Care.  SFC will perform the Services with that standard of care, skill, and diligence normally provided by a professional person or firm in the performance of services similar to the Services.

(f)

Entire Agreement.  This Agreement, the Asset Purchase Agreement and the attachments hereto and thereto set forth the entire understanding of the parties with respect to the subject of this Agreement and supersede all prior agreements, understandings, statements, representations, warranties, or covenants, written or oral, made by either party except as expressly set forth herein.

(g)

Attorneys’ Fees.  If either party breaches any of the provisions of this Agreement (the “Breaching Party”) and the nonbreaching party (the “Nonbreaching Party”) seeks to enforce such provisions against the Breaching Party, to secure performance, or to obtain equitable relief and/or damages, the Nonbreaching Party, whether or not litigation is commenced, will be entitled to its reasonable costs of such enforcement efforts, including attorneys’ fees and court costs.

(h)

Applicable Law and Forum.  This Agreement will be governed by and construed in accordance with the laws of the State of Oklahoma, without giving effect to conflicts of laws principles.

(i)

Limitation of Liability.  IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR CONSEQUENTIAL (INCLUDING LOST PROFITS), INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES ARISING OUT OF SUCH PARTY’S PERFORMANCE UNDER THIS AGREEMENT.  ANY WORK PRODUCT PROVIDED TO THE COMPANY BY SFC IS PROVIDED AS-IS AND EXCEPT AS SPECIFICALLY SET FORTH HEREIN, SFC MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT THERETO, AND HEREBY DISCLAIMS ANY SUCH WARRANTY.

(j)

Notices.  All notices or other communications that are required to be given or may be given to the parties pursuant to the terms of the this Agreement will be sufficient in all respects if given in accordance with the provisions of the Asset Purchase Agreement.

(k)

Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(l)

Binding Agreement.  All of the terms and provisions of this Agreement will be binding upon, inure to the benefit of, and be enforceable by SFC and the Company and their respective successors and permitted assigns.  No modification of this Agreement will be effective unless in writing and signed by both parties.

(m)

Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original instrument, when at least one counterpart has been executed by each of the parties.

(n)

Waiver.  The failure of either party to insist on the strict performance of any terms, covenants and conditions of this Agreement at any time, or in any one or more instances, or its failure to take advantage of any of its rights hereunder, or any course of conduct or dealing, will not be construed as a waiver or relinquishment of any such rights or conditions at any future time and will in no way affect the continuance in full force and effect of all the provisions of this Agreement.

(o)

Headings; Interpretation.  Headings used in this Agreement are for convenience of reference only and will not be construed as altering the meaning of this Agreement or any of its parts.  The world “including” will be ascribed a non-exclusive meaning unless followed by the word “only.”  Neither party shall be afforded favorable interpretation of this Agreement and its terms shall not be construed against the drafter in event of an ambiguity.

(p)

Survival.  The following provisions of this Agreement will survive its termination or expiration, in addition to any other provisions that, by their content, are intended to survive the performance, termination, or cancellation of this Agreement: Sections 6 through 8, and such portion of such other Sections as are necessary to give meaning and effect to the foregoing.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the date first above written, regardless of the actual date of signing.

COMPANY:

International Isotopes, Inc.,

a Texas corporation

By:

/s/ Steve T. Laflin

Name:

Steve T. Laflin

Its:

President and Chief Executive Officer

Date of signing:  May 15, 2008

SFC:

Sequoyah Fuels Corporation,

a Delaware corporation

By:

/s/ John H. Ellis

Name:

John H. Ellis

Its:

President

Date of signing:  May 16, 2008